UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                          Pioneer Series Trust III
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2016 through August 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Disciplined
                        Value Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A   CVFCX
                        Class C   CVCFX
                        Class R   CVRFX
                        Class Y   CVFYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          22

Notes to Financial Statements                                                 30

Report of Independent Registered Public Accounting Firm                       39

Additional Information                                                        40

Approval of New and Interim Management Agreements                             42

Trustees, Officers and Service Providers                                      51

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/17 1

President's Letter

We are very pleased to announce that on July 3, 2017, Amundi Asset Management, a large European asset manager, officially acquired Pioneer Investments and announced the completion of a merger which combined Pioneer Investment Management USA, Inc., in Boston and Amundi Smith Breeden in Durham, N.C., to form Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). Amundi Smith Breeden, founded as Smith Breeden Associates in 1982, is a highly regarded relative-value credit investor managing an extensive range of fixed-income strategies tailored to the needs of institutional investors.

Our new brand, Amundi Pioneer, now signifies:

o Ownership by Amundi Asset Management ("Amundi"). Amundi is Europe's largest asset manager and among the world's top 10 asset managers, as measured by assets under management (AUM), with approximately $1.3 trillion AUM(1).

o    The significantly larger scale and resources of the combined firms.

o Amundi's desire to maintain the strong brand recognition of Pioneer in the U.S., which dates back to 1928.

We would like to stress to shareowners that all of the Pioneer mutual funds have retained their previous names. In addition, there have been no changes to the portfolio managers or the funds' investment strategies as a result of the merger. Amundi Pioneer's newly combined investment team works together as one unit, discussing investment ideas, participating in research meetings, and collaborating across the expanded organization.

We are looking forward to the opportunity to leverage the broad global resources of Amundi. In bringing together Pioneer and Amundi Smith Breeden, we have combined organizations that share similar investment philosophies and corporate cultures, and that value teamwork across a collegial, collaborative environment. We are very excited about our future, as we believe the greater scale and expanded global reach of the combined firm, with some 5,000 employees worldwide, provides several opportunities to better meet the needs of today's investors by exploring new, innovative investment solutions and integrating the abundance of thought leadership resources at Amundi, while also maintaining our commitment to providing existing shareowners with outstanding service locally.

(1) Source: IPE "Top 400 asset managers" published in June 2017 and based on AUM as of end December 2016.

2 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future as we move into a new and exciting era.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/17 3

Portfolio Management Discussion | 8/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, Craig D. Sterling discusses the market environment for stocks and the performance of Pioneer Disciplined Value Fund during the 12-month period ended August 31, 2017. Mr. Sterling, a senior vice president, a portfolio manager, and Head of Equity Research, U.S., at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Ashesh (Ace) Savla, a vice president and Team Leader of U.S. Equity Quantitative Research at Amundi Pioneer, and John Peckham, CFA, a senior vice president and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended August 31, 2017?

A Pioneer Disciplined Value Fund's Class A shares returned 19.88% at net asset value during the 12-month period ended August 31, 2017, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 11.58%. During the same period, the average return of the 449 mutual funds in Lipper's Large Cap Value Funds category was 13.19%, and the average return of the 1,250 mutual funds in Morningstar's Large Value Funds category was 12.48%.

4 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Q What were the main reasons for the Fund's outperformance of the Russell Index during the 12-month period ended August 31, 2017?

A Both stock selection and sector allocation results contributed to the Fund's strong benchmark-relative performance during the period. Going back one year to the start of the period, value stocks were doing well through the U.S. election last November, and then performance accelerated before beginning to unwind as the market realized President Trump's legislative initiatives would take time to implement. As the unwinding occurred, the Fund was underweight in the sectors and industries that came under the most stress, thus benefiting benchmark-relative performance.

     Energy was the best-performing sector for the Fund overall, as the portfolio's underweight as well as good security selection in the sector significantly aided benchmark-relative performance. The Fund was underweight in energy early in the fiscal year due to high valuations, which contributed to performance as energy stocks struggled for much of the period. The second-best contributor to the Fund's benchmark-relative performance with regard to sector allocation was a zero weight in the underperforming real estate sector, which we avoided primarily due to concerns about rising interest rates.

     As for stock selection, the Fund's results in consumer discretionary, energy, financials, health care, industrials, and information technology all contributed positively to benchmark-relative outperformance, with results in the industrials sector leading the way. Individual stocks held in the portfolio that added the most to the Fund's benchmark-relative returns during the period included Apple (information technology), PNC Financial Services, JPMorgan Chase, and US Bancorp (financials), Raytheon (industrials), and Taiwan Semiconductor (information technology).

     Apple's stock was very cheap one year ago because the market had concerns over the sustainability of the company's iPhone franchise. Those concerns faded with time, and with the anticipation of the iPhone 8 and iPhone X. JPMorgan, PNC, and US Bancorp were three of the better performers in financials during the period. We saw very good value in banks for most of the year, and so our decision to hold several bank positions in the portfolio paid off. Raytheon, a defense contractor that manufactures anti-missile systems, among other military hardware, has a good export business to the Middle East, which provides the company with a steady stream of paying customers. Taiwan Semiconductor (TS) benefited from the overall positive environment for the semiconductor industry during the period, but, unlike many semiconductor firms that merely design products, TS is a foundry,

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/17 5 meaning the company actually manufactures semiconductors, another feature about TS that we find attractive. Other positive contributors to the Fund's benchmark-relative returns included a position in Centene (health care), a large player in the Medicaid area that benefited from the failure of political leaders in Washington to repeal/replace the Affordable Care Act; and not having a portfolio position in General Electric, which struggled during the 12-month period.

Q Which investment decisions detracted from the Fund's benchmark-relative returns during the 12-month period ended August 31, 2017?

A Stock selection results in the materials sector detracted the most from the Fund's benchmark-relative returns during the period, while selection results in consumer staples and telecommunication services also detracted.

     Individual holdings that hurt the Fund's benchmark-relative results included Molson Coors Brewing (consumer staples), Verizon Communications and CenturyLink (telecommunication services), and Sealed Air (materials). The biggest detractor from relative returns, however, was not having a portfolio position in Bank of America (financials), a benchmark component which turned in strong performance over the 12 months. While the Fund did have a large stake in banks, we regarded some of the other names mentioned earlier as better values than Bank of America.

     The performance of Molson Coors disappointed us during the period. We were enthusiastic about the company after it purchased its joint-venture with SABMiller, as a condition of SABMiller's acquisition by global beverage company AmBev. We believed Molson Coors would be able to successfully integrate/consolidate the SABMiller purchase, but management struggled with its execution of the business plan, and so we exited the Fund's position. Verizon struggled during the period due to heightened and, as we see it, irrational competition in the telecom/wireless field, with each provider trying to out-do the others with special offers to customers. CenturyLink is in the process of acquiring Level 3 Communications, but delays in closing the deal has hurt the company's stock price. We still like CenturyLink, however, as we think the Level 3 acquisition could potentially transform the company. Sealed Air, which produces specialized packaging materials for a variety of industries, disappointed investors during the period when it made a sloppy divestiture of an underperforming business unit. Finally, the Fund's position in Nike (consumer discretionary) also detracted from benchmark-relative returns. Nike continues to face challenges from other companies like Adidas, and its distribution landscape

6 Pioneer Disciplined Value Fund | Annual Report | 8/31/17 is changing due to the shift to online retailing. But, we think Nike is an iconic brand that will sustain itself, as people still need to buy sneakers and other athletic gear.

Q Did the Fund have any investments in derivative securities during the 12-month period ended August 31, 2017?

A We invested the portfolio in some futures contracts during the period, but they had no material effect on the Fund's performance.

Q What is your investment outlook and how is it reflected in the Fund's current positioning?

A We have a generally positive outlook on the equity market. While equities have enjoyed a strong run and valuations are high in absolute terms, we think they remain attractive compared with investment alternatives such as fixed-income securities. For the past four quarters, aggregate U.S. market revenue growth has reaccelerated for the first time since 2013, driving economic profit growth with the scaling of invested capital. We think this positive trend will continue, as we feel that equity valuations can remain reasonable as the acceleration of corporate profit growth puts less pressure on valuation multiples.

     To be sure, political dysfunction in Washington is becoming more of an issue, although it has not yet had a meaningful impact on the U.S. economy. Looking ahead, we intend to keep a close eye in the final quarter of 2017 and into 2018 on tax reform efforts, inflation and wage growth, the value of the U.S. dollar, and commodity prices.

     High-growth, momentum-driven stocks led the market's surge during the Fund's fiscal year. In fact, growth stocks outperformed value stocks significantly over the past 12 months, as the Russell 1000 Growth Index returned nearly 21% for the full 12 months, while the Russell 1000 Value Index returned less than 12%. Consequently, early in the period the Fund was invested in more growth-oriented value stocks, because that's where the value was. Recently, however, we have been shifting to a more value-oriented portfolio.

     Based on our analysis, we have confidence in several market themes. We currently favor some of the large-cap technology-based companies that appear to have business models that may be able to withstand the massive secular changes occurring in the sector, but that also have valuations which do not reflect those abilities. Notably, this group includes portfolio holdings such as Apple, Cisco Systems, and Taiwan Semiconductor. In energy, we

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/17 7 believe that despite long-term risks to the entire industry, valuations in the sector have become quite compelling over the past 12 months, and the Fund now has an equal energy weight compared with the Russell Index, after having very little exposure earlier in the year. Notable Fund holdings in energy are EOG Resources, a secular winner through its shale expertise and competitive advantage, and ExxonMobil, which has a historically cheap stock price relative to the overall market. In consumer discretionary, we think opportunities are present among the retailers and other brands that have the business models to sustain profitability in a landscape increasingly dominated by Amazon and other forms of e-commerce. Fund holdings in those areas include Nike and Dollar General, and media/cable company Comcast, which, despite the difficulties related to cable TV "cord-cutting" and other negative factors, still has a strong broadband business, and people still need broadband to connect to the internet. Financials are an important component of the Russell Index benchmark, and we believe we have found particular value among asset managers. We have taken down the Fund's bank holdings after a good run, as we believe that current valuations don't justify having such a large position. With that said, we continue to believe in the ability of banks to sustain long-term and stable profitability as the industry benefits from positive global economic growth, a gradual rise in interest rates, and an improving regulatory environment.

     Conversely, we are generally avoiding the consumer staples and telecom sectors. Historically defensive companies in those sectors are not what they used to be, due to secular changes that are increasingly challenging their business models. Consumer staples companies face threats from e-commerce as well as from evolving food and beverage consumption preferences among consumers. However, valuations in the sector do not yet reflect the new reality, in our view. The competition among telecom (wireless) companies, as we discussed earlier, has become increasingly irrational, in our opinion, and we find the stock valuations in the sector, and in the consumer staples sector, to be unsupportable given the long-term outlook.

     Finally, we have taken down the Fund's weighting in industrials (valuation driven), while increasing its weighting in health care.

     Our disciplined and structured investment process for the Fund focuses on high-conviction holdings and superior portfolio surveillance based on: 1) extensive analyst industry experience; 2) comprehensive, creative, and independent research; and 3) a common corporate performance and valuation framework grounded in business-model economics, which is demonstrated through our proprietary economic value added (EVA) model.

8 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Please refer to the Schedule of Investments on pages 18-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/17 9

Portfolio Summary | 8/31/17

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         92.1%
International Common Stocks                                                 4.5%
Depositary Receipts for International Stocks                                3.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 28.3%
Information Technology                                                     15.0%
Consumer Discretionary                                                     13.0%
Health Care                                                                11.8%
Energy                                                                     10.0%
Industrials                                                                 6.8%
Consumer Staples                                                            5.1%
Utilities                                                                   4.7%
Materials                                                                   3.9%
Telecommunication Services                                                  1.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. JPMorgan Chase & Co.                                                   5.84%
--------------------------------------------------------------------------------
 2. Citigroup, Inc.                                                        5.13
--------------------------------------------------------------------------------
 3. Pfizer, Inc.                                                           4.94
--------------------------------------------------------------------------------
 4. Cisco Systems, Inc.                                                    4.86
--------------------------------------------------------------------------------
 5. American Electric Power Co., Inc.                                      4.78
--------------------------------------------------------------------------------
 6. Exxon Mobil Corp.                                                      4.77
--------------------------------------------------------------------------------
 7. Marsh & McLennan Companies, Inc.                                       4.60
--------------------------------------------------------------------------------
 8. Comcast Corp.                                                          4.57
--------------------------------------------------------------------------------
 9. EOG Resources, Inc.                                                    4.25
--------------------------------------------------------------------------------
10. Delphi Automotive Plc                                                  3.68
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Prices and Distributions | 8/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     8/31/17                        8/31/16
--------------------------------------------------------------------------------
          A                        $16.84                          $14.18
--------------------------------------------------------------------------------
          C                        $16.52                          $13.91
--------------------------------------------------------------------------------
          R                        $16.33                          $13.77
--------------------------------------------------------------------------------
          Y                        $16.93                          $14.27
--------------------------------------------------------------------------------

Distributions per Share: 9/1/16-8/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Short-Term            Long-Term
         Class         Dividends        Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A             $0.1441            $  --                 $  --
--------------------------------------------------------------------------------
          C             $0.0275            $  --                 $  --
--------------------------------------------------------------------------------
          R             $0.1182            $  --                 $  --
--------------------------------------------------------------------------------
          Y             $0.2019            $  --                 $  --
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 11

Performance Update | 8/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                Net          Public        Russell
                Asset        Offering      1000
                Value        Price         Value
Period          (NAV)        (POP)         Index
--------------------------------------------------------------------------------
10 years         5.60%       4.98%          5.96%
5 years         11.52        10.21         13.25
1 year          19.88        12.95         11.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.18%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
              Disciplined         Russell 1000
              Value Fund          Value Index
8/07          $ 9,425             $10,000
8/08          $ 8,169             $ 8,534
8/09          $ 7,079             $ 6,804
8/10          $ 7,219             $ 7,142
8/11          $ 8,208             $ 8,168
8/12          $ 9,424             $ 9,581
8/13          $10,956             $11,794
8/14          $13,319             $14,676
8/15          $12,633             $14,165
8/16          $13,561             $15,996
8/17          $16,256             $17,847

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                           Russell
                                           1000
                If           If            Value
Period          Held         Redeemed      Index
--------------------------------------------------------------------------------
Life of Class
(7/16/08)        7.28%        7.28%         9.01%
5 years         10.69        10.69         13.25
1 year          18.98        18.98         11.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
              Disciplined         Russell 1000
              Value Fund          Value Index
7/08          $10,000             $10,000
8/08          $10,148             $10,170
8/09          $ 8,717             $ 8,109
8/10          $ 8,810             $ 8,511
8/11          $ 9,925             $ 9,734
8/12          $11,276             $11,418
8/13          $12,999             $14,056
8/14          $15,690             $17,490
8/15          $14,770             $16,881
8/16          $15,748             $19,062
8/17          $18,736             $21,269

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 13

Performance Update | 8/31/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                   Russell
                                   1000
                 Net Asset         Value
Period           Value (NAV)       Index
--------------------------------------------------------------------------------
10 years          5.49%             5.96%
5 years          11.30             13.25
1 year           19.53             11.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross           Net
--------------------------------------------------------------------------------
                   1.58%           1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
              Disciplined         Russell 1000
              Value Fund          Value Index
8/07          $10,000             $10,000
8/08          $ 8,666             $ 8,534
8/09          $ 7,510             $ 6,804
8/10          $ 7,659             $ 7,142
8/11          $ 8,708             $ 8,168
8/12          $ 9,997             $ 9,581
8/13          $11,614             $11,794
8/14          $14,082             $14,676
8/15          $13,332             $14,165
8/16          $14,283             $15,996
8/17          $17,072             $17,847

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time.
Please see the prospectus and financial statements for more information. Please refer to the financial highlights for a more current expense ratio.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                   Russell
                                   1000
                 Net Asset         Value
Period           Value (NAV)       Index
--------------------------------------------------------------------------------
10 years          5.91%             5.96%
5 years          11.89             13.25
1 year           20.20             11.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                 Gross
                 0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer
              Disciplined         Russell 1000
              Value Fund          Value Index
8/07          $5,000,000          $5,000,000
8/08          $4,342,195          $4,266,893
8/09          $3,768,062          $3,402,132
8/10          $3,853,213          $3,570,936
8/11          $4,396,899          $4,084,008
8/12          $5,065,204          $4,790,509
8/13          $5,906,288          $5,897,195
8/14          $7,204,031          $7,337,984
8/15          $6,854,329          $7,082,522
8/16          $7,388,947          $7,997,763
8/17          $8,881,363          $8,923,707

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses. Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on July 30, 2008, is the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares of the predecessor fund prior to their inception on July 30, 2008, would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from March 1, 2017, through August 31, 2017.

--------------------------------------------------------------------------------
Share Class                  A              C               R              Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00       $1,000.00      $1,000.00
Value on 3/1/17
--------------------------------------------------------------------------------
Ending Account           $1,046.62      $1,042.95       $1,044.75      $1,048.32
Value (after expenses)
on 8/31/17
--------------------------------------------------------------------------------
Expenses Paid            $    5.93      $    9.73       $    7.22      $    4.34
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.89%, 1.40% and 0.84% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2017, through August 31, 2017.

--------------------------------------------------------------------------------
Share Class                  A              C              R               Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00       $1,000.00      $1,000.00
Value on 3/1/17
--------------------------------------------------------------------------------
Ending Account           $1,019.41      $1,015.68       $1,018.15      $1,020.97
Value (after expenses)
on 8/31/17
--------------------------------------------------------------------------------
Expenses Paid            $    5.85      $    9.60       $    7.12      $    4.28
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.89%, 1.40% and 0.84% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 17

Schedule of Investments | 8/31/17

-----------------------------------------------------------------------------------------
Shares                                                                      Value
-----------------------------------------------------------------------------------------
               UNAFFILIATED ISSUERS -- 99.8%
               COMMON STOCKS -- 99.8%
               ENERGY -- 10.1%
               Integrated Oil & Gas -- 4.8%
     356,400   Exxon Mobil Corp.                                            $  27,204,012
-----------------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 5.3%
     240,442   Cabot Oil & Gas Corp.                                        $   6,143,293
     285,070   EOG Resources, Inc.                                             24,228,099
                                                                            -------------
                                                                            $  30,371,392
                                                                            -------------
               Total Energy                                                 $  57,575,404
-----------------------------------------------------------------------------------------
               MATERIALS -- 3.9%
               Fertilizers & Agricultural Chemicals -- 1.8%
      51,822   Agrium, Inc.                                                 $   5,080,629
     183,594   CF Industries Holdings, Inc.                                     5,322,390
                                                                            -------------
                                                                            $  10,403,019
-----------------------------------------------------------------------------------------
               Specialty Chemicals -- 1.1%
      57,258   PPG Industries, Inc.                                         $   5,973,155
-----------------------------------------------------------------------------------------
               Paper Packaging -- 1.0%
     133,366   Sealed Air Corp.                                             $   5,918,783
                                                                            -------------
               Total Materials                                              $  22,294,957
-----------------------------------------------------------------------------------------
               CAPITAL GOODS -- 5.8%
               Aerospace & Defense -- 1.3%
      40,926   Raytheon Co.                                                 $   7,448,941
-----------------------------------------------------------------------------------------
               Building Products -- 3.4%
     531,561   Masco Corp.                                                  $  19,545,498
-----------------------------------------------------------------------------------------
               Industrial Conglomerates -- 1.1%
      62,754   Carlisle Companies, Inc.                                     $   5,942,176
                                                                            -------------
               Total Capital Goods                                          $  32,936,615
-----------------------------------------------------------------------------------------
               TRANSPORTATION -- 1.0%
               Trucking -- 1.0%
      60,030   JB Hunt Transport Services, Inc.                             $   5,936,367
                                                                            -------------
               Total Transportation                                         $   5,936,367
-----------------------------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 3.7%
               Auto Parts & Equipment -- 3.7%
     217,804   Delphi Automotive Plc                                        $  20,996,306
                                                                            -------------
               Total Automobiles & Components                               $  20,996,306
-----------------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 3.4%
               Footwear -- 3.4%
     364,669   NIKE, Inc.                                                   $  19,258,170
                                                                            -------------
               Total Consumer Durables & Apparel                            $  19,258,170
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

-----------------------------------------------------------------------------------------
Shares                                                                      Value
-----------------------------------------------------------------------------------------
               MEDIA -- 4.5%
               Cable & Satellite -- 4.5%
     641,194   Comcast Corp.                                                $  26,038,888
                                                                            -------------
               Total Media                                                  $  26,038,888
-----------------------------------------------------------------------------------------
               RETAILING -- 1.4%
               General Merchandise Stores -- 1.4%
     113,749   Dollar General Corp.*                                        $   8,253,627
                                                                            -------------
               Total Retailing                                              $   8,253,627
-----------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 1.6%
               Drug Retail -- 1.6%
     121,553   CVS Health Corp.                                             $   9,400,909
                                                                            -------------
               Total Food & Staples Retailing                               $   9,400,909
-----------------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.5%
               Packaged Foods & Meats -- 3.5%
     208,475   McCormick & Co., Inc.                                        $  19,832,227
                                                                            -------------
               Total Food, Beverage & Tobacco                               $  19,832,227
-----------------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 3.2%
               Health Care Supplies -- 1.7%
      39,345   The Cooper Companies, Inc.                                   $   9,868,906
-----------------------------------------------------------------------------------------
               Managed Health Care -- 1.5%
      94,844   Centene Corp.*                                               $   8,426,889
                                                                            -------------
               Total Health Care Equipment & Services                       $  18,295,795
-----------------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 8.6%
               Pharmaceuticals -- 8.6%
     157,981   Johnson & Johnson                                            $  20,911,945
     830,903   Pfizer, Inc.                                                    28,184,230
                                                                            -------------
                                                                            $  49,096,175
                                                                            -------------
               Total Pharmaceuticals, Biotechnology & Life Sciences         $  49,096,175
-----------------------------------------------------------------------------------------
               BANKS -- 14.2%
               Diversified Banks -- 12.7%
     430,305   Citigroup, Inc.                                              $  29,273,649
     366,463   JPMorgan Chase & Co.                                            33,307,823
     198,472   US Bancorp                                                      10,171,690
                                                                            -------------
                                                                            $  72,753,162
-----------------------------------------------------------------------------------------
               Regional Banks -- 1.5%
      67,598   The PNC Financial Services Group, Inc.                       $   8,477,465
                                                                            -------------
               Total Banks                                                  $  81,230,627
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 19

-----------------------------------------------------------------------------------------
Shares                                                                      Value
-----------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 7.1%
               Asset Management & Custody Banks -- 5.0%
      35,411   Affiliated Managers Group, Inc.*                             $   6,256,770
      19,593   BlackRock, Inc.                                                  8,209,663
     427,626   Invesco, Ltd.                                                   14,017,580
                                                                            -------------
                                                                            $  28,484,013
-----------------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.0%
     149,377   The Charles Schwab Corp.                                     $   5,960,142
-----------------------------------------------------------------------------------------
               Financial Exchanges & Data -- 1.1%
      79,773   Nasdaq, Inc.                                                 $   6,013,289
                                                                            -------------
               Total Diversified Financials                                 $  40,457,444
-----------------------------------------------------------------------------------------
               INSURANCE -- 7.0%
               Insurance Brokers -- 4.6%
     336,139   Marsh & McLennan Companies, Inc.                             $  26,245,733
-----------------------------------------------------------------------------------------
               Multi-line Insurance -- 2.4%
     255,363   The Hartford Financial Services Group, Inc.                  $  13,807,477
                                                                            -------------
               Total Insurance                                              $  40,053,210
-----------------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 3.7%
               Internet Software & Services -- 3.2%
     497,683   eBay, Inc.*                                                  $  17,981,287
-----------------------------------------------------------------------------------------
               IT Consulting & Other Services -- 0.5%
      45,589   Amdocs, Ltd.                                                 $   2,953,711
                                                                            -------------
               Total Software & Services                                    $  20,934,998
-----------------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 6.8%
               Communications Equipment -- 5.1%
      33,249   Acacia Communications, Inc.                                  $   1,623,549
     860,209   Cisco Systems, Inc.                                             27,707,332
                                                                            -------------
                                                                            $  29,330,881
-----------------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 1.7%
      58,850   Apple, Inc.                                                  $   9,651,400
                                                                            -------------
               Total Technology Hardware & Equipment                        $  38,982,281
-----------------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.5%
               Semiconductors -- 4.5%
     210,349   Micron Technology, Inc.*                                     $   6,724,858
     511,833   Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)           18,922,466
                                                                            -------------
                                                                            $  25,647,324
                                                                            -------------
               Total Semiconductors & Semiconductor Equipment               $  25,647,324
-----------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 1.0%
               Integrated Telecommunication Services -- 1.0%
     288,831   CenturyLink, Inc.                                            $   5,695,747
                                                                            -------------
               Total Telecommunication Services                             $   5,695,747
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

-----------------------------------------------------------------------------------------
Shares                                                                      Value
-----------------------------------------------------------------------------------------
               UTILITIES -- 4.8%
               Electric Utilities -- 4.8%
     370,437   American Electric Power Co., Inc.                            $  27,275,276
                                                                            -------------
               Total Utilities                                              $  27,275,276
-----------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $521,671,071)                                          $ 570,192,347
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENT IN UNAFFILIATED ISSUERS -- 99.8%
               (Cost $521,671,071)                                          $ 570,192,347
-----------------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.2%                           $   1,028,245
-----------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                         $ 571,220,592
=========================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.


Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2017 aggregated to $657,608,248 and $739,990,097, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the Adviser) serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended August 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $13,761,699 and $-, respectively, which resulted in a net realized loss of $-.

At August 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $522,189,089 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                                $ 58,252,707
    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                 (10,249,449)
                                                                               ------------
    Net unrealized appreciation                                                $ 48,003,258
                                                                               ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)
              See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2017, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                        Level 1          Level 2     Level 3     Total
--------------------------------------------------------------------------------
Common Stocks           $570,192,347     $--         $--         $570,192,347
--------------------------------------------------------------------------------
Total                   $570,192,347     $--         $--         $570,192,347
================================================================================

During the year ended August 31, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 21

Statement of Assets and Liabilities | 8/31/17

ASSETS:
  Investment in unaffiliated issuers, at value (cost $521,671,071)  $570,192,347
  Cash                                                                   741,712
  Receivables --
     Fund shares sold                                                    139,453
     Dividends                                                         1,312,991
  Due from the Adviser                                                     3,935
  Other assets                                                            24,634
--------------------------------------------------------------------------------
         Total assets                                               $572,415,072
================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                        $    721,587
     Trustee fees                                                          4,027
     Audit expense                                                        31,029
     Federal registration expense                                         74,161
     Legal expense                                                         5,050
     Printing expense                                                      8,665
     Sub transfer expense                                                147,549
  Due to broker                                                               10
  Due to affiliates                                                      146,547
  Accrued expenses                                                        55,855
--------------------------------------------------------------------------------
         Total liabilities                                          $  1,194,480
================================================================================
NET ASSETS:
  Paid-in capital                                                   $454,482,809
  Undistributed net investment income                                  4,566,006
  Accumulated net realized gain on investments                        63,650,501
  Net unrealized appreciation on investments                          48,521,276
--------------------------------------------------------------------------------
         Net assets                                                 $571,220,592
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $307,798,689/18,277,018 shares)                 $      16.84
  Class C (based on $103,021,653/6,235,781 shares)                  $      16.52
  Class R (based on $11,859,518/726,175 shares)                     $      16.33
  Class Y (based on $148,540,732/8,773,484 shares)                  $      16.93
MAXIMUM OFFERING PRICE:
  Class A ($16.84 (divided by) 94.25%)                              $      17.87
================================================================================

The accompanying notes are an integral part of these financial statements.


22 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Statement of Operations

For the Year Ended 8/31/17

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign
     taxes withheld $168,153)                                       $ 13,662,968
  Interest from unaffiliated issuers                                       9,339
------------------------------------------------------------------------------------------------
         Total investment income                                                   $ 13,672,307
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  3,742,063
  Transfer agent fees
     Class A                                                             482,927
     Class C                                                             156,813
     Class R                                                              37,634
     Class Y                                                             131,265
  Distribution fees
     Class A                                                             781,199
     Class C                                                           1,137,663
     Class R                                                              64,071
  Shareholder communication expense                                       29,685
  Administrative expense                                                 227,521
  Custodian fees                                                          15,083
  Registration fees                                                       82,022
  Professional fees                                                       55,817
  Printing expense                                                        35,348
  Fees and expenses of nonaffiliated Trustees                             23,661
  Miscellaneous                                                           76,393
------------------------------------------------------------------------------------------------
     Total expenses                                                                $  7,079,165
------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by the Adviser                       $    (17,430)
------------------------------------------------------------------------------------------------
  Net expenses                                                                     $  7,061,735
------------------------------------------------------------------------------------------------
         Net investment income                                                     $  6,610,572
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments from unaffiliated issuers                          $ 97,651,746
     Futures Contracts                                                   306,577   $ 97,958,323
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation):
     Investments from unaffiliated issuers                                         $ (1,733,930)
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                           $ 96,224,393
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $102,834,965
================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 23

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                                8/31/2017          8/31/2016*
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $   6,610,572      $    6,337,545
Net realized gain (loss) on investments                            97,958,323         (33,485,720)
Change in net unrealized appreciation (depreciation)
  on investments                                                   (1,733,930)         68,340,306
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
           from operations                                      $ 102,834,965      $   41,192,131
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.14 and $0.16 per share, respectively)         $  (2,971,793)     $   (4,257,910)
      Class C ($0.03 and $0.03 per share, respectively)              (214,774)           (366,209)
      Class R ($0.12 and $0.12 per share, respectively)              (106,073)           (131,500)
      Class Y ($0.20 and $0.21 per share, respectively)            (1,917,486)         (2,057,484)
Net realized gain:
      Class A ($0.00 and $3.20 per share, respectively)                    --         (72,282,061)
      Class C ($0.00 and $3.20 per share, respectively)                    --         (30,002,408)
      Class R ($0.00 and $3.20 per share, respectively)                    --          (2,968,392)
      Class Y ($0.00 and $3.20 per share, respectively)                    --         (28,505,270)
--------------------------------------------------------------------------------------------------
           Total distributions to shareowners                   $  (5,210,126)     $ (140,571,234)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $  90,912,632      $   57,710,289
Reinvestment of distributions                                       4,475,101         128,069,046
Cost of shares repurchased                                       (180,503,353)       (259,658,155)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
          from Fund share transactions                          $ (85,115,620)     $  (73,878,820)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                     $  12,509,219      $ (173,257,923)
NET ASSETS:
Beginning of year                                               $ 558,711,373      $  731,969,296
--------------------------------------------------------------------------------------------------
End of year                                                     $ 571,220,592      $  558,711,373
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $   4,566,006      $    3,165,560
==================================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------
                                  Year Ended    Year Ended        Year Ended    Year Ended
                                  8/31/2017     8/31/2017         8/31/2016     8/31/2016
                                  Shares        Amount            Shares*       Amount*
----------------------------------------------------------------------------------------------
Class A
Shares sold                        1,597,138    $  25,121,660      1,546,560    $  21,509,487
Reinvestment of distributions        187,325        2,871,693      5,304,155       74,024,427
Less shares repurchased           (5,812,129)     (90,150,631)    (8,481,067)    (119,416,198)
----------------------------------------------------------------------------------------------
   Net decrease                   (4,027,666)   $ (62,157,278)    (1,630,352)   $ (23,882,284)
==============================================================================================
Class C
Shares sold                          297,504    $   4,569,434        884,705    $  12,109,319
Reinvestment of distributions         11,490          173,608      1,704,514       23,277,577
Less shares repurchased           (2,727,425)     (41,843,373)    (3,984,875)     (54,736,200)
----------------------------------------------------------------------------------------------
   Net decrease                   (2,418,431)   $ (37,100,331)    (1,395,656)   $ (19,349,304)
==============================================================================================
Class R
Shares sold                           96,673    $   1,469,542        150,206    $   2,051,634
Reinvestment of distributions          6,881          102,455        217,106        2,940,315
Less shares repurchased             (313,337)      (4,850,842)      (398,794)      (5,398,979)
----------------------------------------------------------------------------------------------
   Net decrease                     (209,783)   $  (3,278,845)       (31,482)   $    (407,030)
==============================================================================================
Class Y
Shares sold                        3,848,063    $  59,751,996      1,581,925    $  22,039,849
Reinvestment of distributions         86,303        1,327,345      1,982,250       27,826,727
Less shares repurchased           (2,803,249)     (43,658,507)    (5,696,951)     (80,106,778)
----------------------------------------------------------------------------------------------
   Net increase (decrease)         1,131,117    $  17,420,834     (2,132,776)   $ (30,240,202)
==============================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 25

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year         Year         Year        Year
                                                              Ended         Ended        Ended        Ended       Ended
                                                              8/31/2017     8/31/2016**  8/31/2015**  8/31/2014** 8/31/13(a)
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $  14.18      $  16.42     $  21.00     $  19.80    $  18.10
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.19(b)   $   0.16(b)  $   0.15     $   0.16    $   0.33
   Net realized and unrealized gain (loss) on investments         2.61          0.96        (1.00)        3.85        2.56
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   2.80      $   1.12     $  (0.85)    $   4.01    $   2.89
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.14)     $  (0.16)    $  (0.11)    $  (0.10)   $  (0.32)
   Net realized gain                                                --         (3.20)       (3.62)       (2.71)      (0.87)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.14)     $  (3.36)    $  (3.73)    $  (2.81)   $  (1.19)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   2.66      $  (2.24)    $  (4.58)    $   1.20    $   1.70
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  16.84      $  14.18     $  16.42     $  21.00    $  19.80
============================================================================================================================
Total return*                                                    19.88%         7.35%       (5.16)%      21.57%      16.22%
Ratio of net expenses to average net assets                       1.15%         1.18%        1.17%        1.19%       1.24%
Ratio of net investment income (loss) to average net assets       1.23%         1.11%        0.82%        0.74%       0.81%
Portfolio turnover rate                                            115%          129%         122%          66%         70%
Net assets, end of period (in thousands)                      $307,799      $316,382     $392,989     $564,898    $677,504
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.15%         1.18%        1.17%        1.19%       1.34%
   Net investment income (loss) to average net assets             1.23%         1.11%        0.82%        0.74%       0.71%
============================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year          Year        Year
                                                             Ended        Ended        Ended         Ended       Ended
                                                             8/31/2017    8/31/2016**  8/31/2015**   8/31/2014** 8/31/13(a)
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  13.91     $  16.14     $  20.73      $  19.64    $  17.91
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.07(b)  $   0.05(b)  $   0.02      $   0.01    $   0.08
   Net realized and unrealized gain (loss) on investments        2.57         0.95        (0.99)         3.82        2.62
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   2.64     $   1.00     $  (0.97)     $   3.83    $   2.70
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.03)    $  (0.03)    $  (0.00)(c)  $  (0.03)   $  (0.11)
   Net realized gain                                               --        (3.20)       (3.62)        (2.71)      (0.86)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.03)    $  (3.23)    $  (3.62)     $  (2.74)   $  (0.97)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   2.61     $  (2.23)    $  (4.59)     $   1.09    $   1.73
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  16.52     $  13.91     $  16.14      $  20.73    $  19.64
===========================================================================================================================
Total return*                                                   18.98%        6.62%       (5.86)%       20.70%      15.32%
Ratio of net expenses to average net assets                      1.89%        1.90%        1.91%         1.88%       2.02%
Ratio of net investment income (loss) to average net assets      0.48%        0.38%        0.08%         0.04%       0.04%
Portfolio turnover rate                                           115%         129%         122%           66%         70%
Net assets, end of period (in thousands)                     $103,022     $120,404     $162,238      $211,148    $214,331
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.89%        1.90%        1.91%         1.88%       2.02%
   Net investment income (loss) to average net assets            0.48%        0.38%        0.08%         0.04%       0.04%
===========================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 27

----------------------------------------------------------------------------------------------------------------------------
                                                             Year        Year         Year         Year
                                                             Ended       Ended        Ended        Ended        6/7/13 (a)
                                                             8/31/2017   8/31/2016*** 8/31/2015*** 8/31/2014*** to 8/31/2013
----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 13.77     $ 16.03      $ 20.60      $ 19.49      $ 19.83
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.15(b)  $  0.12(b)   $  0.10      $  0.11      $  0.03
   Net realized and unrealized gain (loss) on investments       2.53        0.94        (0.96)        3.78        (0.37)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.68     $  1.06      $ (0.86)     $  3.89      $ (0.34)
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.12)    $ (0.12)     $ (0.09)     $ (0.07)     $    --
   Net realized gain                                              --       (3.20)       (3.62)       (2.71)          --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.12)    $ (3.32)     $ (3.71)     $ (2.78)     $    --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  2.56     $ (2.26)     $ (4.57)     $  1.11      $ (0.34)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.33     $ 13.77      $ 16.03      $ 20.60      $ 19.49
============================================================================================================================
Total return*                                                  19.53%       7.13%       (5.32)%      21.25%       (1.72)%
Ratio of net expenses to average net assets                     1.40%       1.40%        1.40%        1.40%        1.40%**
Ratio of net investment income (loss) to average net assets     0.97%       0.89%        0.59%        0.52%        0.57%**
Portfolio turnover rate                                          115%        129%         122%          66%          70%**
Net assets, end of period (in thousands)                     $11,860     $12,888      $15,505      $21,012      $23,718
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.54%       1.58%        1.53%        1.58%        1.51%**
   Net investment income (loss) to average net assets           0.84%       0.71%        0.46%        0.34%        0.46%**
============================================================================================================================

(a)  Financial reporting for Class R shares commenced on June 7, 2013.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

*** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year         Year        Year        Year
                                                              Ended         Ended        Ended       Ended       Ended
                                                              8/31/2017     8/31/2016**  8/31/2015** 8/31/2014** 8/31/13(a)
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  14.27      $  16.49     $  21.09    $  19.85    $  18.18
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.24(b)   $   0.21(b)  $   0.24    $   0.23    $   0.41
   Net realized and unrealized gain (loss) on investments         2.62          0.98        (1.03)       3.86        2.51
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   2.86      $   1.19     $  (0.79)   $   4.09    $   2.92
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.20)     $  (0.21)    $  (0.19)   $  (0.14)   $  (0.40)
   Net realized gain                                                --         (3.20)       (3.62)      (2.71)      (0.85)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.20)     $  (3.41)    $  (3.81)   $  (2.85)   $  (1.25)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   2.66      $  (2.22)    $  (4.60)   $   1.24    $   1.67
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  16.93      $  14.27     $  16.49    $  21.09    $  19.85
============================================================================================================================
Total return*                                                    20.20%         7.80%       (4.85)%     21.97%      16.63%
Ratio of net expenses to average net assets                       0.84%         0.84%        0.85%       0.82%       0.85%
Ratio of net investment income (loss) to average net assets       1.54%         1.45%        1.12%       1.11%       1.29%
Portfolio turnover rate                                            115%          129%         122%         66%         70%
Net assets, end of period (in thousands)                      $148,541      $109,037     $161,238    $276,563    $347,635
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.84%         0.84%        0.85%       0.82%       0.97%
   Net investment income (loss) to average net assets             1.54%         1.45%        1.12%       1.11%       1.16%
============================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 29

Notes to Financial Statements | 8/31/17

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the Fund) is a series of Pioneer Series Trust III, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

30 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 31 used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At August 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

32 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     During the year ended August 31, 2017, a capital loss carryforward of $33,203,193 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                           2017             2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $5,210,126     $  8,687,943
     Long-term capital gain                                  --      131,883,291
     ---------------------------------------------------------------------------
         Total                                       $5,210,126     $140,571,234
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 17,584,765
     Undistributed long-term gain                                     51,149,760
     Net unrealized appreciation                                      48,003,258
     ---------------------------------------------------------------------------
         Total                                                      $116,737,783
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 33

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $19,328 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund (see Note
     4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts (variation margin) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any

34 Pioneer Disciplined Value Fund | Annual Report | 8/31/17 fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the year ended August 31, 2017, was $338,277. There were no futures contracts open as of August 31, 2017.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund's average daily net assets, 0.55% of the next $4.5 billion of the Fund's average daily net assets and 0.525% of the Fund's average daily net assets over $7.5 billion. For the year ended August 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 1.40% and 0.85% and of the average daily net assets attributable to Class A, Class C, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $94,352 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 35

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended August 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                  $18,030
Class C                                                                   10,025
Class R                                                                      386
Class Y                                                                    1,244
--------------------------------------------------------------------------------
    Total                                                                $29,685
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and
Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $52,195 in distribution fees payable to the Distributor at August 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original

36 Pioneer Disciplined Value Fund | Annual Report | 8/31/17 purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2017, CDSCs in the amount of $3,916 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2017, the Fund had no borrowings under the credit facility.

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 37

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2017 was as follows:

--------------------------------------------------------------------------------------
                                                   Foreign
Statement of              Interest     Credit      Exchange     Equity      Commodity
Operations                Rate Risk    Risk        Rate Risk    Risk        Risk
--------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts        $    --      $    --     $    --      $ 306,577   $   --
--------------------------------------------------------------------------------------
    Total Value           $    --      $    --     $    --      $ 306,577   $   --
======================================================================================

7. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:

---------------------------------------------------------------------------------------
                           For              Against      Abstain      Broker Non-Votes
---------------------------------------------------------------------------------------
Proposal 1 - To approve    13,951,479.009   264,767.662  514,545.866  5,613,012.590
an New Management
Agreement with
the Adviser

--------------------------------------------------------------------------------
                                              For                   Withhold
--------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
--------------------------------------------------------------------------------
David R. Bock                                 19,752,260.090        591,545.037
--------------------------------------------------------------------------------
Benjamin M. Friedman                          19,786,751.500        557,053.627
--------------------------------------------------------------------------------
Margaret B.W. Graham                          19,802,050.123        541,755.004
--------------------------------------------------------------------------------
Lisa M. Jones                                 19,813,457.306        530,347.821
--------------------------------------------------------------------------------
Lorraine H. Monchak                           19,811,191.538        532,613.589
--------------------------------------------------------------------------------
Thomas J. Perna                               19,813,041.781        530,763.346
--------------------------------------------------------------------------------
Marguerite A. Piret                           19,790,979.528        552,825.599
--------------------------------------------------------------------------------
Fred J. Ricciardi                             19,802,866.682        540,938.445
--------------------------------------------------------------------------------
Kenneth J. Taubes                             19,824,847.475        518,957.652
--------------------------------------------------------------------------------

38 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust III and the
Shareholders of Pioneer Disciplined Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Disciplined Value Fund (the "Fund"), one of the funds constituting Pioneer Series Trust III (the "Trust"), including the schedule of investments, as of August 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended August 31, 2016 and the financial highlights in the periods ended August 31, 2014, August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Value Fund at August 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the financial highlights for the year ended August 31, 2013 in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 27, 2017

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 39

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2017 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended August 31, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

40 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended August 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 41

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Disciplined Value Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction

42 Pioneer Disciplined Value Fund | Annual Report | 8/31/17 on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 43

("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting

44 Pioneer Disciplined Value Fund | Annual Report | 8/31/17 firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 45

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

46 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees discussed the Fund's performance with Amundi Pioneer on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted Amundi Pioneer's explanation for the Fund's relative performance and the steps taken by Amundi Pioneer to address the Fund's performance, including enhancing the investment process used for the Fund. It also was noted that Craig Sterling, a Senior Vice President and Head of Equity Research, U.S., became a portfolio manager of the Fund in May, 2015.

The Trustees' regular reviews and discussions, including the steps taken by Amundi Pioneer to address the Fund's performance, were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 47 determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the fourth quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund

48 Pioneer Disciplined Value Fund | Annual Report | 8/31/17 is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 49

Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

50 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 51

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                     Other Directorships
Held With the Fund        Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)      Trustee since 2006.    Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board     Serves until a         present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee               successor trustee is   Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                          elected or earlier     Inc. (technology products for securities        processing provider for financial
                          retirement or removal. lending industry); and Senior Executive Vice    services industry) (2009 -
                                                 President, The Bank of New York (financial and  present); Director, Quadriserv,
                                                 securities services) (1986 - 2004)              Inc. (2005 - 2013); and
                                                                                                 Commissioner, New Jersey State
                                                                                                 Civil Service Commission (2011 -
                                                                                                 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)        Trustee since 2005.    Managing Partner, Federal City Capital Advisors Director of New York Mortgage
Trustee                   Serves until a         (corporate advisory services company) (1997 -   Trust (publicly-traded mortgage
                          successor trustee is   2004 and 2008 - present); Interim Chief         REIT) (2004 - 2009, 2012 -
                          elected or earlier     Executive Officer, Oxford Analytica, Inc.       present); Director of The Swiss
                          retirement or removal. (privately held research and consulting         Helvetia Fund, Inc. (closed-end
                                                 company) (2010); Executive Vice President and   fund) (2010 - present); Director
                                                 Chief Financial Officer, I-trax, Inc. (publicly of Oxford Analytica, Inc. (2008 -
                                                 traded health care services company) (2004 -    present); and Director of
                                                 2007); and Executive Vice President and Chief   Enterprise Community Investment,
                                                 Financial Officer, Pedestal Inc.                Inc. (privately-held affordable
                                                 (internet-based mortgage trading company) (2000 housing finance company) (1985 -
                                                 - 2002); Private Consultant (1995 - 1997);      2010)
                                                 Managing Director, Lehman Brothers (1992 -
                                                 1995); Executive, The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73) Trustee since 2008.    William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                   Serves until a         Economy, Harvard University (1972 - present)    Funds Investment Trust and Mellon
                          successor trustee is                                                   Institutional Funds Master
                          elected or earlier                                                     Portfolio (oversaw 17 portfolios
                          retirement or removal.                                                 in fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70) Trustee since 2004.    Founding Director, Vice-President and Corporate None
Trustee                   Serves until a         Secretary, The Winthrop Group, Inc. (consulting
                          successor trustee is   firm) (1982 - present); Desautels Faculty of
                          elected or earlier     Management, McGill University (1999 - present);
                          retirement or removal. and Manager of Research Operations and
                                                 Organizational Learning, Xerox PARC, Xerox's
                                                 advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61) Trustee since 2017.     Chief Investment Officer, 1199 SEIU Funds       None
Trustee                  (Advisory Trustee from  (healthcare workers union pension funds) (2001
                         2014 - 2017). Serves    - present); Vice President - International
                         until a successor       Investments Group, American International
                         trustee is elected or   Group, Inc. (insurance company) (1993 - 2001);
                         earlier retirement or   Vice President, Corporate Finance and Treasury
                         removal.                Group, Citibank, N.A. (1980 - 1986 and 1990 -
                                                 1993); Vice President - Asset/Liability
                                                 Management Group, Federal Farm Funding
                                                 Corporation (government-sponsored issuer of
                                                 debt securities) (1988 - 1990); Mortgage
                                                 Strategies Group, Shearson Lehman Hutton, Inc.
                                                 (investment bank) (1987 - 1988); Mortgage
                                                 Strategies Group, Drexel Burnham Lambert, Ltd.
                                                 (investment bank) (1986 - 1987)

------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69) Trustee since 2004.     President and Chief Executive Officer, Newbury  Director of New America High
Trustee                  Serves until a          Piret Company (investment banking firm) (1981 - Income Fund, Inc. (closed-end
                         successor trustee is    present)                                        investment company) (2004 -
                         elected or earlier                                                      present); and Member, Board of
                         retirement or removal.                                                  Governors, Investment Company
                                                                                                 Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)   Trustee since 2014.     Consultant (investment company services) (2012  None
Trustee                  Serves until a          - present); Executive Vice President, BNY
                         successor trustee is    Mellon (financial and investment company
                         elected or earlier      services) (1969 - 2012); Director, BNY
                         retirement or removal.  International Financing Corp. (financial services) (2002 - 2012); Director, Mellon
                                                 Overseas Investment Corp. (financial services)
                                                 (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 53

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*      Trustee since 2017.     Chair, Director, CEO and President of Amundi    None
Trustee, President and   Serves until a          Pioneer Asset Management USA, Inc. (since
Chief Executive Officer  successor trustee is    September 2014); Chair, Director and CEO of
                         elected or earlier      Amundi Pioneer Asset Management, Inc. (since
                         retirement or removal   September 2014); Chair, Director and CEO of
                                                 Amundi Pioneer Distributor, Inc. (since
                                                 September 2014); Chair, Director, CEO and
                                                 President of Amundi Pioneer Institutional Asset
                                                 Management, Inc. (since September 2014);
                                                 Managing Director, Morgan Stanley Investment
                                                 Management (2010 - 2013); Director of
                                                 Institutional Business, CEO of International,
                                                 Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*  Trustee since 2014.     Director and Executive Vice President (since    None
Trustee                  Serves until a          2008) and Chief Investment Officer, U.S. (since
                         successor trustee is    2010) of Amundi Pioneer Asset Management USA,
                         elected or earlier      Inc.; Executive Vice President and Chief
                         retirement or removal   Investment Officer, U.S. of Amundi Pioneer
                                                 (since 2008); Executive Vice President of
                                                 Amundi Pioneer Institutional Asset Management,
                                                 Inc. (since 2009); Portfolio Manager of Amundi
                                                 Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley    Since 2004. Serves at   Vice President and Associate General Counsel of None
(52)                     the discretion of the   Amundi Pioneer since January 2008; Secretary
Secretary and            Board                   and Chief Legal Officer of all of the Pioneer
Chief Legal Officer                              Funds since June 2010; Assistant Secretary of
                                                 all of the Pioneer Funds from September 2003 to
                                                 May 2010; Vice President and Senior Counsel of
                                                 Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)   Since 2010. Serves at   Fund Governance Director of Amundi Pioneer      None
Assistant Secretary      the discretion of the   since December 2006 and Assistant Secretary of
                         Board                   all the Pioneer Funds since June 2010; Manager
                                                 - Fund Governance of Amundi Pioneer from
                                                 December 2003 to November 2006; and Senior
                                                 Paralegal of Amundi Pioneer from January 2000
                                                 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)        Since 2010. Serves at   Senior Counsel of Amundi Pioneer since May 2013 None
Assistant Secretary      the discretion of the   and Assistant Secretary of all the Pioneer
                         Board                   Funds since June 2010; Counsel of Amundi
                                                 Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)     Since 2008. Serves at   Vice President - Fund Treasury of Amundi        None
Treasurer and            the discretion of the   Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and      Board                   since March 2008; Deputy Treasurer of Amundi
Accounting Officer                               Pioneer from March 2004 to February 2008; and
                                                 Assistant Treasurer of all of the Pioneer Funds
                                                 from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)    Since 2004. Serves at   Director - Fund Treasury of Amundi Pioneer; and None
Assistant Treasurer      the discretion of the   Assistant Treasurer of all of the Pioneer Funds
                         Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)       Since 2004. Serves at   Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer      the discretion of the   Amundi Pioneer; and Assistant Treasurer of all
                         Board                   of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)    Since 2009. Serves at   Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer      the discretion of the   Amundi Pioneer since November 2008; Assistant
                         Board                   Treasurer of all of the Pioneer Funds since
                                                 January 2009; Client Service Manager -
                                                 Institutional Investor Services at State Street
                                                 Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 55

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)     Since 2010. Serves at   Chief Compliance Officer of Amundi Pioneer and  None
Chief Compliance Officer the discretion of the   of all the Pioneer Funds since March 2010;
                         Board                   Chief Compliance Officer of Amundi Pioneer
                                                 Institutional Asset Management, Inc. since
                                                 January 2012; Chief Compliance Officer of
                                                 Vanderbilt Capital Advisors, LLC since July
                                                 2012: Director of Adviser and Portfolio
                                                 Compliance at Amundi Pioneer since October
                                                 2005; Senior Compliance Officer for Columbia
                                                 Management Advisers, Inc. from October 2003 to
                                                 October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)     Since 2006. Serves at   Director - Transfer Agency Compliance of Amundi None
Anti-Money               the discretion of the   Pioneer and Anti-Money Laundering Officer of
Laundering Officer       Board                   all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

56 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

                          This page is for your notes.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 57

                          This page is for your notes.

58 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

                          This page is for your notes.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/17 59

                          This page is for your notes.

60 Pioneer Disciplined Value Fund | Annual Report | 8/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com


Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19429-11-1017

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $23,000 payable to Ernst & Young LLP for the year ended
August 31, 2017 and $24,115 payable to Deloitte & Touche LLP for the year ended August 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
August 31, 2017 and $7,128 payable to Deloitte & Touche LLP for the year ended August 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
August 31, 2017 and $7,128 payable to Deloitte & Touche LLP for the year ended August 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust III


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2017

* Print the name and title of each signing officer under his or her signature.